SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 12, 2009

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 683-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

On May 12, 2009, the Audit Committee of the Board of Directors of Exact Sciences Corporation (the “Company”) dismissed Ernst & Young LLP as the Company’s independent registered public accounting firm.  The reports of Ernst & Young LLP on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: Ernst & Young LLP’s report dated March 17, 2008 with respect to the consolidated financial statements of the Company as of and for the years ended December 31, 2007 and December 31, 2006 contained an explanatory paragraph describing the uncertainty as to the Company’s ability to continue as a going concern.

During the two most recent fiscal years and through May 12, 2009, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.

During the two most recent fiscal years and through May 12, 2009, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 15, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On May 12, 2009, the Company’s Audit Committee voted to appoint Grant Thornton LLP as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2009. During the last two fiscal years and through May 12, 2009, the Company has not consulted with Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion Grant Thornton LLP might render on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                                            Financial Statements and Exhibits.

(d)                                 Exhibits:

16.1                           Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated May 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exact Sciences Corporation

May 18, 2009	By:	/s/ Maneesh Arora
Maneesh Arora
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated May 15, 2009.